UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2007

Commission File Number: 000-49768

BLACK GARDENIA CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	43-195-4778
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

Level 30, Bank of China Tower, 1 Garden Road, Central Hong Kong
(Address of principal executive offices)

011-852-9836-2643
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 16, 2007, Black Gardenia Corp. (“Black Gardenia”) entered into a Bridge Loan Agreement with Live-Interactive Technology Ltd. (“Live-Interactive”) whereby Black Gardenia agreed to loan Live-Interactive approximately $32,000 US (the “Agreement”). No interest is payable on the Agreement and the Agreement is due on the earlier of ten days after the closing of the acquisition of Live-Interactive by Black Gardenia or on May 16, 2007. Black Gardenia is in negotiating to acquire Live-Interactive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2007		BLACK GARDENIA INC.
(Registrant)

	By:	/s/ Toby Chu
Toby Chu, President and Chief Executive Officer